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                                                                   EXHIBIT 10.48

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND LAWS, OR PURSUANT TO RULE 144 AND AN EXEMPTION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

ISSUER:  SATCON TECHNOLOGY CORPORATION, A DELAWARE CORPORATION
NUMBER OF SHARES: 16,164, SUBJECT TO ADJUSTMENT
CLASS OF STOCK: COMMON STOCK, $0.01 PAR VALUE PER SHARE
EXERCISE PRICE: $2.32, SUBJECT TO ADJUSTMENT
ISSUE DATE:  DECEMBER 12, 2003
EXPIRATION DATE:  DECEMBER 11, 2010

     THIS WARRANT CERTIFIES THAT, FOR THE AGREED UPON VALUE OF $1.00 AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THIS WARRANT IS ISSUED TO SILICON VALLEY BANK BY SATCON TECHNOLOGY CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"). SILICON VALLEY BANK AND/OR ITS REGISTERED ASSIGNS ARE REFERRED TO HEREINAFTER AS "HOLDER."

     SUBJECT TO THE TERMS AND CONDITIONS HEREINAFTER SET FORTH, THE HOLDER IS ENTITLED UPON SURRENDER OF THIS WARRANT AND THE DULY EXECUTED SUBSCRIPTION FORM ANNEXED HERETO AS APPENDIX 1, AT THE OFFICE OF THE COMPANY, 161 FIRST STREET, CAMBRIDGE, MASSACHUSETTS 02142-1221 OR SUCH OTHER OFFICE AS THE COMPANY SHALL NOTIFY THE HOLDER OF IN WRITING, TO PURCHASE FROM THE COMPANY UP TO SIXTEEN THOUSAND ONE HUNDRED SIXTY-FOUR (16,164) FULLY PAID AND NON-ASSESSABLE SHARES (THE "SHARES") OF THE COMPANY'S COMMON STOCK, $0.01 PAR VALUE PER SHARE ("COMMON STOCK") AT A PURCHASE PRICE PER SHARE OF TWO DOLLARS AND THIRTY-TWO CENTS ($2.32) (THE "EXERCISE PRICE"). THIS WARRANT MAY BE EXERCISED IN WHOLE OR IN PART AT ANY TIME AND FROM TIME TO TIME UNTIL 5:00 PM, EASTERN TIME, ON THE EXPIRATION DATE, AND SHALL BE VOID THEREAFTER. UNTIL SUCH TIME AS THIS WARRANT IS EXERCISED IN FULL OR EXPIRES, THE EXERCISE PRICE AND THE SHARES ARE SUBJECT TO ADJUSTMENT FROM TIME TO TIME AS HEREINAFTER PROVIDED.

ARTICLE 1. EXERCISE.

     1.1 METHOD OF EXERCISE. HOLDER MAY EXERCISE THIS WARRANT BY SURRENDERING THIS WARRANT TO THE COMPANY TOGETHER WITH A DULY EXECUTED NOTICE OF


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EXERCISE IN SUBSTANTIALLY THE FORM ATTACHED AS APPENDIX 1 TO THE PRINCIPAL
OFFICE OF THE COMPANY. UNLESS HOLDER IS EXERCISING THE CASHLESS EXERCISE RIGHT SET FORTH IN SECTION 1.2, HOLDER SHALL ALSO DELIVER TO THE COMPANY A CHECK FOR THE AGGREGATE EXERCISE PRICE FOR THE SHARES BEING PURCHASED.

     1.2 CASHLESS EXERCISE. HOLDER MAY, AT IS OPTION, ELECT TO PAY SOME OR ALL OF THE EXERCISE PRICE PAYABLE UPON ANY EXERCISE OF THIS WARRANT BY CANCELLING A PORTION OF THIS WARRANT EXERCISABLE FOR SUCH NUMBER OF SHARES AS IS DETERMINED BY DIVIDING (i) THE AGGREGATE EXERCISE PRICE PAYABLE IN RESPECT OF THE NUMBER OF SHARES BEING PURCHASED UPON SUCH EXERCISE BY (ii) THE EXCESS OF THE FAIR MARKET VALUE (AS DEFINED) BELOW OF ONE SHARE AS OF THE EXERCISE DATE (DEFINED BELOW) OVER THE EXERCISE PRICE PER SHARE. IF HOLDER WISHES TO EXERCISE THIS WARRANT PURSUANT TO SUCH CASHLESS PAYMENT METHOD WITH RESPECT TO THE MAXIMUM NUMBER OF SHARES PURCHASABLE PURSUANT TO SUCH METHOD, THEN THE NUMBER OF SHARES SO ISSUABLE TO SHALL EQUAL THE TOTAL NUMBER OF SHARES THEN PURCHASABLE UNDER THIS WARRANT, MINUS THE PRODUCT OBTAINED BY MULTIPLYING (X) SUCH TOTAL NUMBER OF SHARES BY (Y) A FRACTION, THE NUMERATOR OF WHICH SHALL BE THE EXERCISE PRICE PER SHARE AND THE DENOMINATOR OF WHICH SHALL BE THE FAIR MARKET VALUE OF ONE SHARE AS OF THE EXERCISE DATE.

     1.3 EXERCISE; DELIVERY OF SHARES. AS SOON AS PRACTICABLE FOLLOWING ANY EXERCISE OF THIS WARRANT IN WHOLE OR IN PART, AND IN ANY EVENT WITHIN TEN (10) DAYS THEREAFTER, THE COMPANY, AT ITS EXPENSE, WILL CAUSE TO BE ISSUED IN THE NAME OF, AND DELIVERED TO, HOLDER, OR AS HOLDER (UPON PAYMENT OF ANY APPLICABLE TRANSFER TAXES) MAY DIRECT:

         (i) A CERTIFICATE OR CERTIFICATES REPRESENTING THE NUMBER OF FULL SHARES AS TO WHICH HOLDER SHALL HAVE EXERCISED THIS WARRANT PLUS, IN LIEU OF ANY FRACTIONAL SHARE TO WHICH HOLDER WOULD OTHERWISE BE ENTITLED, CASH IN AN AMOUNT DETERMINED PURSUANT TO SECTION 2.6 BELOW; AND

         (ii) IN CASE SUCH EXERCISE IS IN PART ONLY, A NEW WARRANT OR WARRANTS (DATED AS OF THE DATE HEREOF) OF LIKE TENOR, CALLING IN THE AGGREGATE ON THE FACE OR FACES THEREOF FOR THE NUMBER OF SHARES EQUAL (WITHOUT GIVING EFFECT TO ANY ADJUSTMENT THEREIN) TO THE NUMBER OF SUCH SHARES CALLED FOR ON THE FACE OF THIS WARRANT MINUS THE SUM OF (A) THE NUMBER OF SUCH SHARES PURCHASED BY HOLDER UPON SUCH EXERCISE PLUS (B) THE NUMBER OF SHARES (IF ANY) COVERED BY THE PORTION OF THIS WARRANT CANCELLED IN PAYMENT OF THE EXERCISE PRICE PAYABLE UPON EXERCISE PURSUANT TO SECTION 1.2 ABOVE.

     1.4 FAIR MARKET VALUE. THE FAIR MARKET VALUE OF ONE SHARE SHALL BE DETERMINED AS FOLLOWS:

         1.4.1 IF SHARES OF COMMON STOCK ARE TRADED ON A NATIONALLY RECOGNIZED SECURITIES EXCHANGE OR OVER THE COUNTER MARKET, THE FAIR MARKET VALUE OF ONE SHARE SHALL BE THE AVERAGE OF THE CLOSING PRICES OF A SHARE OF COMMON STOCK REPORTED FOR

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THE FIVE (5) BUSINESS DAYS IMMEDIATELY PRECEDING THE DATE OF HOLDER'S NOTICE OF
EXERCISE TO THE COMPANY (THE "EXERCISE DATE").

         1.4.2 IF SHARES OF COMMON STOCK ARE NOT TRADED ON A NATIONALLY RECOGNIZED SECURITIES EXCHANGE OR OVER THE COUNTER MARKET, THE BOARD OF DIRECTORS OF THE COMPANY SHALL DETERMINE THE FAIR MARKET VALUE OF A SHARE OF COMMON STOCK IN ITS REASONABLE GOOD FAITH JUDGMENT.

     1.5 DELIVERY OF CERTIFICATE AND NEW WARRANT. PROMPTLY AFTER HOLDER EXERCISES OR CONVERTS THIS WARRANT, THE COMPANY PROMPTLY SHALL DELIVER TO HOLDER CERTIFICATES FOR THE SHARES ACQUIRED AND, IF THIS WARRANT HAS NOT BEEN FULLY EXERCISED OR CONVERTED AND HAS NOT EXPIRED, A NEW WARRANT OF LIKE TENOR REPRESENTING THE RIGHT TO PURCHASE THE SHARES NOT SO ACQUIRED.

     1.6 REPLACEMENT OF WARRANTS. ON RECEIPT OF EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY OF THE LOSS, THEFT, DESTRUCTION OR MUTILATION OF THIS WARRANT AND, IN THE CASE OF LOSS, THEFT OR DESTRUCTION, ON DELIVERY OF AN INDEMNITY AGREEMENT REASONABLY SATISFACTORY IN FORM AND AMOUNT TO THE COMPANY (WITH SURETY IF REASONABLY REQUIRED) OR, IN THE CASE OF MUTILATION, ON SURRENDER AND CANCELLATION OF THIS WARRANT, THE COMPANY AT ITS EXPENSE SHALL EXECUTE AND DELIVER, IN LIEU OF THIS WARRANT, A NEW WARRANT OF LIKE TENOR.

     1.7 ASSUMPTION ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY.

         1.7.1. "ACQUISITION". FOR THE PURPOSE OF THIS WARRANT, "ACQUISITION" MEANS ANY SALE, TRANSFER, EXCLUSIVE LICENSE, OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY ("ASSET SALE"), OR ANY ACQUISITION, REORGANIZATION, CONSOLIDATION OR MERGER OF THE COMPANY WHERE THE HOLDERS OF THE COMPANY'S OUTSTANDING VOTING EQUITY SECURITIES IMMEDIATELY PRIOR TO THE TRANSACTION BENEFICIALLY OWN LESS THAN 50.01% OF THE OUTSTANDING VOTING EQUITY SECURITIES OF THE SURVIVING OR SUCCESSOR ENTITY IMMEDIATELY FOLLOWING THE TRANSACTION.

         1.7.2. ASSUMPTION OF WARRANT. IN CONNECTION WITH, AND UPON THE CLOSING OF, ANY ACQUISITION (OTHER THAN AN ACQUISITION IN WHICH THE CONSIDERATION RECEIVED BY THE COMPANY'S STOCKHOLDERS CONSISTS SOLELY OF CASH), AND AS A CONDITION PRECEDENT THERETO, THE SUCCESSOR OR SURVIVING ENTITY SHALL ASSUME THE OBLIGATIONS OF THIS WARRANT, AND THIS WARRANT THEREAFTER SHALL BE EXERCISABLE FOR THE SAME KIND AND AMOUNT OF SECURITIES AND OTHER PROPERTY AS WOULD BE PAYABLE FOR THE SHARES ISSUABLE UPON EXERCISE OF THE UNEXERCISED PORTION OF THIS WARRANT AS IF SUCH SHARES WERE OUTSTANDING ON THE RECORD DATE FOR THE ACQUISITION AND SUBSEQUENT CLOSING. THE EXERCISE PRICE SHALL BE ADJUSTED SUCH THAT THE PRODUCT OF (i) THE EXERCISE PRICE IN EFFECT IMMEDIATELY PRIOR TO THE CLOSING OF SUCH ACQUISITION, AND (ii) THE NUMBER OF SHARES THEN ISSUABLE UPON EXERCISE OF THIS WARRANT, EQUALS THE PRODUCT OF (i) THE NUMBER OF SHARES OR OTHER SECURITIES OR PROPERTY FOR WHICH THIS

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WARRANT SHALL BE EXERCISABLE IMMEDIATELY FOLLOWING THE CLOSING OF SUCH
ACQUISITION, AND (ii) THE EXERCISE PRICE IN EFFECT IMMEDIATELY FOLLOWING THE CLOSING OF SUCH ACQUISITION, AND THE EXERCISE PRICE AND NUMBER AND CLASS OF SHARES SHALL CONTINUE TO BE SUBJECT TO ADJUSTMENT FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS HEREOF.

         1.7.3 ASSET SALES. NOTWITHSTANDING THE PROVISIONS OF SECTION 1.7.2 ABOVE, IN THE EVENT OF ANY ASSET SALE, THE COMPANY SHALL USE ITS REASONABLE BEST EFFORTS TO EFFECT THE ASSUMPTION OF THIS WARRANT AT THE CLOSING THEREOF BY THE BUYER(S) OR OTHER TRANSFEREE(S). IF, NOTWITHSTANDING SUCH REASONABLE BEST EFFORTS BY THE COMPANY, THE BUYER(S) OR OTHER TRANSFEREE(S) NOTIFY THE COMPANY IN WRITING THAT IT OR THEY ARE UNWILLING TO ASSUME THIS WARRANT, THEN THE COMPANY SHALL PROMPTLY NOTIFY THE HOLDER OF SUCH DETERMINATION, AND HOLDER THEREAFTER SHALL HAVE THE RIGHT, SUBJECT TO THE TERMS HEREOF, TO EXERCISE THIS WARRANT IN CONNECTION WITH SUCH ASSET SALE EITHER AT OR BEFORE THE CLOSING THEREOF OR AT SUCH LATER DATE, PRIOR TO ANY DISTRIBUTION BY THE COMPANY TO ITS STOCKHOLDERS OF PROCEEDS RECEIVED IN SUCH ASSET SALE, OR TO CONTINUE TO HOLD THIS WARRANT UNTIL THE EXPIRATION DATE HEREOF IF THE COMPANY CONTINUES AS A GOING CONCERN FOLLOWING THE CLOSING OF SUCH ASSET SALE.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

     2.1 STOCK DIVIDENDS, SPLITS, ETC. IF THE COMPANY DECLARES OR PAYS A DIVIDEND ON THE OUTSTANDING SHARES OF COMMON STOCK, PAYABLE IN COMMON STOCK OR OTHER SECURITIES OF THE COMPANY, OR SUBDIVIDES THE OUTSTANDING COMMON STOCK INTO A GREATER AMOUNT OF COMMON STOCK, THEN UPON EXERCISE OF THIS WARRANT, FOR EACH SHARE ACQUIRED, HOLDER SHALL RECEIVE, WITHOUT COST TO HOLDER, THE TOTAL NUMBER AND KIND OF SECURITIES TO WHICH HOLDER WOULD HAVE BEEN ENTITLED HAD HOLDER OWNED THE SHARES OF RECORD AS OF THE DATE THE DIVIDEND OR SUBDIVISION OCCURRED.

     2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. UPON ANY RECLASSIFICATION, EXCHANGE, SUBSTITUTION, OR OTHER EVENT THAT RESULTS IN A CHANGE OF THE NUMBER AND/OR CLASS OF THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION OF THIS WARRANT, HOLDER SHALL BE ENTITLED TO RECEIVE, UPON EXERCISE OR CONVERSION OF THIS WARRANT, THE NUMBER AND KIND OF SECURITIES AND PROPERTY THAT HOLDER WOULD HAVE RECEIVED FOR THE SHARES IF THIS WARRANT HAD BEEN EXERCISED IMMEDIATELY BEFORE SUCH RECLASSIFICATION, EXCHANGE, SUBSTITUTION, OR OTHER EVENT. UPON THE RETURN OF THIS WARRANT FOR CANCELLATION BY THE COMPANY, THE COMPANY OR ITS SUCCESSOR SHALL PROMPTLY ISSUE TO HOLDER A NEW WARRANT FOR SUCH NEW SECURITIES OR OTHER PROPERTY. THE NEW WARRANT SHALL PROVIDE FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS ARTICLE 2 INCLUDING, WITHOUT LIMITATION, ADJUSTMENTS TO THE EXERCISE PRICE AND TO THE NUMBER OF SECURITIES OR PROPERTY ISSUABLE UPON EXERCISE OF THE NEW WARRANT. THE PROVISIONS OF THIS SECTION 2.2 SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS, EXCHANGES, SUBSTITUTIONS, OR OTHER EVENTS.

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     2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. IF THE OUTSTANDING SHARES OF COMMON
STOCK ARE COMBINED OR CONSOLIDATED, BY RECLASSIFICATION OR OTHERWISE, INTO A LESSER NUMBER OF SHARES, THE EXERCISE PRICE SHALL BE PROPORTIONATELY INCREASED AND THE NUMBER OF SHARES SHALL BE PROPORTIONATELY DECREASED.

     2.4 NO IMPAIRMENT. THE COMPANY SHALL NOT, BY AMENDMENT OF ITS CERTIFICATE OF INCORPORATION OR BY-LAWS, OR THROUGH A REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE, OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED UNDER THIS WARRANT BY THE COMPANY, BUT SHALL AT ALL TIMES IN GOOD FAITH ASSIST IN CARRYING OUT OF ALL THE PROVISIONS OF THIS ARTICLE 2 AND IN TAKING ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE TO PROTECT HOLDER'S RIGHTS UNDER THIS ARTICLE AGAINST IMPAIRMENT.

     2.5 INTENTIONALLY OMITTED.

     2.6 FRACTIONAL SHARES. NO FRACTIONAL SHARES SHALL BE ISSUABLE UPON EXERCISE OR CONVERSION OF THE WARRANT AND THE NUMBER OF SHARES TO BE ISSUED SHALL BE ROUNDED DOWN TO THE NEAREST WHOLE SHARE. IF A FRACTIONAL SHARE INTEREST ARISES UPON ANY EXERCISE OR CONVERSION OF THIS WARRANT, THE COMPANY SHALL ELIMINATE SUCH FRACTIONAL SHARE INTEREST BY PAYING HOLDER AN AMOUNT COMPUTED BY MULTIPLYING SUCH FRACTIONAL INTEREST BY THE FAIR MARKET VALUE (DETERMINED IN ACCORDANCE WITH SECTION 1.4 ABOVE) OF ONE SHARE.

     2.7 CERTIFICATE AS TO ADJUSTMENTS. UPON EACH ADJUSTMENT OF THE EXERCISE PRICE, NUMBER OF SHARES OR CLASS OF SECURITY FOR WHICH THIS WARRANT IS EXERCISABLE, THE COMPANY AT ITS EXPENSE SHALL PROMPTLY COMPUTE SUCH ADJUSTMENT, AND FURNISH HOLDER WITH A CERTIFICATE OF ITS CHIEF FINANCIAL OR OTHER OFFICER SETTING FORTH SUCH ADJUSTMENT AND THE FACTS UPON WHICH SUCH ADJUSTMENT IS BASED. THE COMPANY SHALL, UPON WRITTEN REQUEST, FURNISH HOLDER A CERTIFICATE SETTING FORTH THE EXERCISE PRICE, NUMBER OF SHARES AND CLASS OF SECURITY FOR WHICH THIS WARRANT IS EXERCISABLE IN EFFECT UPON THE DATE THEREOF AND THE SERIES OF ADJUSTMENTS LEADING TO SUCH EXERCISE PRICE, NUMBER OF SHARES AND CLASS OF SECURITY.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

     3.1 REPRESENTATIONS AND WARRANTIES. THE COMPANY HEREBY REPRESENTS AND WARRANTS TO THE HOLDER AS FOLLOWS:

         (a) ALL SHARES WHICH MAY BE ISSUED UPON THE DUE EXERCISE OF THIS WARRANT SHALL, UPON ISSUANCE, BE DULY AUTHORIZED, VALIDLY ISSUED, FULLY PAID AND NON-ASSESSABLE, AND FREE OF ANY LIENS AND ENCUMBRANCES EXCEPT FOR RESTRICTIONS ON TRANSFER PROVIDED FOR HEREIN OR UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

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         (b) THE COMPANY COVENANTS THAT IT SHALL AT ALL TIMES CAUSE TO BE
RESERVED AND KEPT AVAILABLE OUT OF ITS AUTHORIZED AND UNISSUED SHARES SUCH NUMBER OF SHARES OF ITS COMMON STOCK AND OTHER SECURITIES AS WILL BE SUFFICIENT TO PERMIT THE EXERCISE IN FULL OF THIS WARRANT AND THE CONVERSION OR EXCHANGE OF SUCH COMMON STOCK INTO OR FOR SUCH OTHER SECURITIES.

     3.2 NOTICE OF CERTAIN EVENTS. IF THE COMPANY PROPOSES AT ANY TIME (a) TO DECLARE ANY DIVIDEND OR DISTRIBUTION UPON ITS COMMON STOCK, WHETHER IN CASH, PROPERTY, STOCK, OR OTHER SECURITIES AND WHETHER OR NOT A REGULAR CASH DIVIDEND;
(b) TO OFFER FOR SUBSCRIPTION PRO RATA TO THE HOLDERS OF COMMON STOCK ANY ADDITIONAL SHARES OF STOCK OF ANY CLASS OR SERIES OR OTHER RIGHTS; (c) TO EFFECT ANY RECLASSIFICATION OR RECAPITALIZATION OF ITS COMMON STOCK, OR (d) TO MERGE OR CONSOLIDATE WITH OR INTO ANY OTHER CORPORATION, OR SELL, LEASE, LICENSE, OR CONVEY ALL OR SUBSTANTIALLY ALL OF ITS ASSETS, OR TO LIQUIDATE, DISSOLVE OR WIND UP, THEN, IN CONNECTION WITH EACH SUCH EVENT, THE COMPANY SHALL GIVE HOLDER (1) AT LEAST 10 DAYS PRIOR WRITTEN NOTICE OF THE DATE ON WHICH A RECORD WILL BE TAKEN FOR SUCH DIVIDEND, DISTRIBUTION, OR SUBSCRIPTION RIGHTS (AND SPECIFYING THE DATE ON WHICH THE HOLDERS OF COMMON STOCK SHALL BE ENTITLED TO RECEIVE SUCH DIVIDEND, DISTRIBUTION OR RIGHTS) OR FOR DETERMINING RIGHTS TO VOTE, IF ANY, IN RESPECT OF THE MATTERS REFERRED TO IN (c) AND (d) ABOVE; (2) IN THE CASE OF THE MATTERS REFERRED TO IN (c) AND (d) ABOVE AT LEAST 10 DAYS PRIOR WRITTEN NOTICE OF THE DATE WHEN THE SAME WILL TAKE PLACE (AND SPECIFYING THE DATE ON WHICH THE HOLDERS OF SECURITIES OF THE COMPANY WILL BE ENTITLED TO EXCHANGE THEIR SECURITIES OF THE COMPANY FOR SECURITIES OR OTHER PROPERTY DELIVERABLE UPON THE OCCURRENCE OF SUCH EVENT).

     3.4 REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Shares shall have certain "piggy-back" registration rights as set forth in that certain Registration Rights Agreement between the Company and Holder dated as of September ___, 2002, pursuant to an amendment thereto to be executed between the Company, Holder and Silicon Valley Bancshares. The Company represents and warrants to Holder that the Company's foregoing grant of registration rights and its execution, delivery and performance of such amendment to Registration Rights Agreement (a) has been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders, (b) does not and will not violate the Company's Certificate of Incorporation or By-laws, each as amended, (c) does not and will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or to or by which it or any of its assets is subject or bound, and (d) does not require the approval, consent or waiver of or by any shareholder, registration rights holder or other third party which approval, consent or waiver has not been obtained as of the date of issuance of this Warrant.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF THE HOLDER.


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     4.1 PURCHASE FOR OWN ACCOUNT. Except for transfers to Holder's affiliates, this Warrant and the Shares to be acquired upon exercise hereof will be acquired for investment for Holder's account, not as nominee or agent, and not with a view to sale or distribution in violation of applicable federal and state securities laws.

     4.2 INVESTMENT EXPERIENCE. Holder understands that the purchase of this Warrant and the Shares covered hereby involves substantial risk. Holder (a) has experience as an investor in unregistered securities, (b) has sufficient knowledge and experience in financial and business affairs that enable it to evaluate the risks and merits of its investment in this Warrant and the Shares, and (c) can bear the economic risk of such Holder's investment in this Warrant and the Shares.

     4.3 ACCREDITED INVESTOR. Holder is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended.

ARTICLE 5. MISCELLANEOUS.

     5.1 AUTOMATIC CONVERSION UPON EXPIRATION. IN THE EVENT THAT, UPON THE EXPIRATION DATE, THE FAIR MARKET VALUE OF ONE SHARE (OR OTHER SECURITY ISSUABLE UPON THE EXERCISE HEREOF) AS DETERMINED IN ACCORDANCE WITH SECTION 1.3 ABOVE IS GREATER THAN THE EXERCISE PRICE IN EFFECT ON SUCH DATE, THEN THIS WARRANT SHALL AUTOMATICALLY BE DEEMED ON AND AS OF SUCH DATE TO BE CONVERTED PURSUANT TO
SECTION 1.2 ABOVE AS TO ALL SHARES (OR SUCH OTHER SECURITIES) FOR WHICH IT SHALL NOT PREVIOUSLY HAVE BEEN EXERCISED OR CONVERTED, AND UPON NOTICE TO THE COMPANY BY HOLDER, THE COMPANY SHALL, REASONABLY PROMPTLY, DELIVER A CERTIFICATE REPRESENTING THE SHARES (OR SUCH OTHER SECURITIES) ISSUED UPON SUCH CONVERSION TO THE HOLDER.

     5.2 LEGENDS. THIS WARRANT AND THE SHARES SHALL BE IMPRINTED WITH A LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND SUCH LAWS, OR PURSUANT TO RULE 144 AND AN EXEMPTION FROM APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     5.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. THIS WARRANT AND THE SHARES MAY NOT BE TRANSFERRED OR ASSIGNED IN WHOLE OR IN PART WITHOUT COMPLIANCE WITH

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APPLICABLE FEDERAL AND STATE SECURITIES LAWS BY THE TRANSFEROR AND THE
TRANSFEREE (INCLUDING, WITHOUT LIMITATION, THE DELIVERY OF INVESTMENT REPRESENTATION LETTERS AND LEGAL OPINIONS REASONABLY SATISFACTORY TO THE COMPANY, AS REASONABLY REQUESTED BY THE COMPANY). THE COMPANY SHALL NOT REQUIRE HOLDER TO PROVIDE AN OPINION OF COUNSEL IF THE TRANSFER IS TO AN AFFILIATE OF HOLDER OR IF (a) THERE IS NO MATERIAL QUESTION AS TO THE AVAILABILITY OF CURRENT INFORMATION AS REFERENCED IN RULE 144(c), (b) HOLDER REPRESENTS THAT IT HAS COMPLIED WITH RULE 144(d) AND (e) IN REASONABLE DETAIL, (c) THE SELLING BROKER REPRESENTS THAT IT HAS COMPLIED WITH RULE 144(f), AND (d) THE COMPANY IS PROVIDED WITH A COPY OF HOLDER'S NOTICE OF PROPOSED SALE.

     5.4 TRANSFER PROCEDURE.

         (a) SUBJECT TO THE PROVISIONS OF SECTION 5.3, HOLDER MAY TRANSFER ALL OR PART OF THIS WARRANT AND/OR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT (OR THE SECURITIES ISSUABLE, DIRECTLY OR INDIRECTLY, UPON CONVERSION OF THE SHARES, IF ANY) AT ANY TIME TO SILICON VALLEY BANCSHARES OR THE SILICON VALLEY BANK FOUNDATION, OR, TO ANY OTHER TRANSFEREE BY GIVING THE COMPANY NOTICE OF THE PORTION OF THE WARRANT BEING TRANSFERRED SETTING FORTH THE NAME, ADDRESS AND TAXPAYER IDENTIFICATION NUMBER OF THE TRANSFEREE AND SURRENDERING THIS WARRANT TO THE COMPANY FOR REISSUANCE TO THE TRANSFEREE(S) (AND HOLDER IF APPLICABLE).

         (b) THE COMPANY WILL MAINTAIN A REGISTER CONTAINING THE NAME AND ADDRESS OF THE HOLDER OF THIS WARRANT. THE HOLDER MAY CHANGE SUCH ADDRESS BY WRITTEN NOTICE TO THE COMPANY REQUESTING SUCH CHANGE.

         (c) SUBJECT TO THE PROVISIONS OF SECTION 5.3 AND SECTION 5.4 (A) ABOVE, THIS WARRANT AND ALL RIGHTS HEREUNDER ARE TRANSFERABLE, IN WHOLE OR IN PART, UPON SURRENDER OF THIS WARRANT WITH A PROPERLY EXECUTED ASSIGNMENT (IN THE FORM OF APPENDIX 1 HERETO) AT THE PRINCIPAL OFFICE OF THE COMPANY.

         (d) UNTIL ANY TRANSFER OF THIS WARRANT IS MADE IN THE WARRANT REGISTER, THE COMPANY MAY TREAT HOLDER AS THE ABSOLUTE OWNER HEREOF FOR ALL PURPOSES; PROVIDED, THAT IF AND WHEN THIS WARRANT IS PROPERLY ASSIGNED IN BLANK, THE COMPANY MAY (BUT SHALL NOT BE OBLIGATED TO) TREAT THE BEARER HEREOF AS THE ABSOLUTE OWNER HEREOF FOR ALL PURPOSES, NOTWITHSTANDING ANY NOTICE TO THE CONTRARY.

     5.5 NOTICES. ALL NOTICES AND OTHER COMMUNICATIONS FROM THE COMPANY TO THE HOLDER, OR VICE VERSA, SHALL BE DEEMED DELIVERED AND EFFECTIVE WHEN GIVEN PERSONALLY OR SENT BY ELECTRONIC FACSIMILE TRANSMISSION, EXPRESS OVERNIGHT COURIER SERVICE, OR MAILED BY FIRST-CLASS REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT SUCH ADDRESS AS MAY HAVE BEEN FURNISHED TO THE COMPANY OR THE HOLDER, AS THE CASE MAY BE, IN WRITING BY THE COMPANY OR SUCH HOLDER FROM TIME TO TIME, BUT IN ALL CASES, UNLESS INSTRUCTED IN WRITING OTHERWISE,

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THE COMPANY SHALL DELIVER A COPY OF ALL NOTICES TO HOLDER TO SILICON VALLEY
BANK, TREASURY DEPARTMENT, 3003 TASMAN DRIVE, HA 200, SANTA CLARA, CALIFORNIA 95054.

     5.6 WAIVER. THIS WARRANT AND ANY TERM HEREOF MAY BE CHANGED, WAIVED, DISCHARGED OR TERMINATED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHICH ENFORCEMENT OF SUCH CHANGE, WAIVER, DISCHARGE OR TERMINATION IS SOUGHT.

     5.7 ATTORNEYS FEES. IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES CONCERNING THE TERMS AND PROVISIONS OF THIS WARRANT, THE PARTY PREVAILING IN SUCH DISPUTE SHALL BE ENTITLED TO COLLECT FROM THE OTHER PARTY ALL COSTS INCURRED IN SUCH DISPUTE, INCLUDING REASONABLE ATTORNEYS' FEES.

     5.8 GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO ITS PRINCIPLES REGARDING CONFLICTS OF LAW.

     5.9 NO RIGHTS AS A SHAREHOLDER. Except as specifically provided in this Warrant, Holder shall have no rights as a shareholder of the Company in respect of the Shares issuable hereunder unless and until Holder exercises this Warrant as to all or any of such Shares.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

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     IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS WARRANT TO PURCHASE STOCK
TO BE EXECUTED AS AN INSTRUMENT UNDER SEAL BY ITS DULY AUTHORIZED REPRESENTATIVE AS OF THE DATE FIRST ABOVE WRITTEN.


ATTEST:                                        "COMPANY"


                                               SATCON TECHNOLOGY CORPORATION


BY: /s/ JOSEPH S. MORAN                        BY: /s/ RALPH M. NORWOOD
    -----------------------------------        --------------------
NAME:  Joseph S. Moran                          NAME: Ralph M. Norwood
TITLE: VP, General Counsel and Secretary        TITLE: VP & CFO

                                   APPENDIX 1

                               NOTICE OF EXERCISE

     1. THE UNDERSIGNED HEREBY ELECTS TO PURCHASE _______SHARES OF THE ____________ STOCK OF __________________ PURSUANT TO SECTION 1.1 OF THE ATTACHED WARRANT, AND TENDERS HEREWITH PAYMENT OF THE EXERCISE PRICE OF SUCH SHARES IN FULL. THE UNDERSIGNED HEREWITH MAKES PAYMENT OF THE FULL PURCHASE PRICE FOR SUCH SHARES AT THE PRICE PER SHARE PROVIDED FOR IN SUCH WARRANT, WHICH IS $_________. SUCH PAYMENT TAKES THE FORM OF (CHECK ALL APPLICABLE METHODS):

         ________    $__________ IN LAWFUL MONEY OF THE UNITED STATES; AND/OR

         ________ THE CANCELLATION OF SUCH PORTION OF THE ATTACHED WARRANT AS IS EXERCISABLE FOR A TOTAL OF ________ SHARES (USING A FAIR MARKET VALUE OF $______ PER SHARE FOR PURPOSES OF THIS CALCULATION): AND/OR

         ________ THE CANCELLATION OF SUCH NUMBER OF SHARES AS IS NECESSARY, IN ACCORDANCE WITH THE FORMULA SET FORTH IN SECTION 1.2,
                     TO EXERCISE THIS WARRANT WITH RESPECT TO THE MAXIMUM NUMBER OF SHARES PURCHASABLE HEREUNDER, PURSUANT TO THE CASHLESS EXERCISE PROCEDURE SET FORTH IN SECTION 1.2.

     2. PLEASE ISSUE A CERTIFICATE OR CERTIFICATES REPRESENTING SAID SHARES IN THE NAME OF THE UNDERSIGNED OR IN SUCH OTHER NAME AS IS SPECIFIED BELOW:



                  ---------------------------------------------
                              (NAME)



                  ---------------------------------------------


                  ---------------------------------------------
                             (ADDRESS)

     3. THE UNDERSIGNED REPRESENTS IT IS ACQUIRING THE SHARES SOLELY FOR ITS OWN ACCOUNT AND NOT AS A NOMINEE FOR ANY OTHER PARTY AND NOT WITH A VIEW TOWARD THE RESALE OR DISTRIBUTION THEREOF EXCEPT IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.


                                     --------------------------------------
                                          (SIGNATURE)



------------------------------
         (DATE)

                AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT


     THIS AMENDMENT NO. 3 TO REGISTRATION RIGHTS AGREEMENT is made as of December 12, 2003 by and among Silicon Valley Bank ("Bank"), Silicon Valley Bancshares ("Bancshares") and SatCon Technology Corporation, a Delaware corporation (the "Company")

                                    RECITALS

     A. Bank and the Company executed a Registration Rights Agreement dated as of September 13, 2002, as amended (the "Agreement"). Bank subsequently assigned and transferred the Agreement and all of its rights and obligations thereunder to Bancshares.

     B. Concurrently with the execution and delivery of this Amendment No. 3 to the Agreement, the Company is issuing to Bank a Warrant to Purchase Stock (the "Fourth Warrant"). Following such issuance, Bank will transfer the Fourth Warrant to Bancshares. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Fourth Warrant.

     C. The parties desire that the Shares issued and issuable upon exercise or conversion of the Fourth Warrant (collectively, the "Fourth Warrant Shares") be included within the rights granted to Bank (and assigned to Bancshares) under the Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. INCLUSION OF FOURTH WARRANT SHARES. The term "Registrable Securities" as defined in the Agreement is hereby amended to include, without limitation, the Fourth Warrant Shares and any shares of Common Stock or other securities or rights to acquire Common Stock or other securities of the Company issued as a dividend or other distribution on or with respect to, or in exchange for or replacement of, the Fourth Warrant Shares.

     2. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to Bank and Bancshares that the Company's execution, delivery and performance of this Amendment No. 3 to the Agreement (a) has been duly authorized by all necessary corporate action of the Company's Board of Directors and shareholders, (b) will not violate the Company's Certificate of Incorporation or By-laws, each as amended, (c) will not violate or cause a breach or default (or an event which with the passage of time or the giving of notice or both, would constitute a breach or default) under any agreement, instrument, mortgage, deed of trust or other arrangement to which the Company is a party or by which it or any of its assets is subject or bound, and (d) does not require the approval, consent or waiver of or by any third party which approval, consent or waiver has not been obtained as of the date hereof.

     3. NO FURTHER AMENDMENT. Except as amended hereby, the Agreement shall remain in full force and effect as originally written.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Registration Rights Agreement to be executed by their duly authorized representatives as an agreement under seal as of the date first above written.


SILICON VALLEY BANCSHARES              SATCON TECHNOLOGY CORPORATION



By:   /s/ PAULETTE MEHAS               By: /s/ RALPH M. NORWOOD
      ----------------------------         ---------------------------------

Title: TREASURER                       Title: VP & CFO
      ----------------------------           --------------------------------


SILICON VALLEY BANK


By:  /s/ DAVID REICH
     -----------------------------------


Title: SVP
       ---------------------------------